                                                               EXHIBIT 10.1.17

                                                                   [11/06/01]

                    AMENDMENT NO. 16 TO FINANCING AGREEMENTS
                    ----------------------------------------

                             PNY TECHNOLOGIES, INC.
                                 299 Webro Road
                          Parsippany, New Jersey 07054


                                                       As of November 6, 2001

Congress Financial Corporation
1133 Avenue of the Americas
New York, New York 10036

Ladies and Gentlemen:

           Congress Financial Corporation ("Lender"), and PNY Technologies,
Inc., formerly known as P.N.Y. Electronics, Inc. ("Borrower"), have entered into certain financing arrangements as set forth in the Amended and Restated Loan Agreement, dated February 23, 1996, by and among Lender (as assignee of First Union National Bank) and Borrower as amended by Amendment No. 1 to Financing Agreements, dated July 3, 1996, Amendment No. 2 to Financing Agreements, dated April 15, 1997, Amendment No. 3 to Financing Agreements, dated June 2, 1997, Amendment No. 4 to Financing Agreements, dated April 20, 1998, Amendment No. 5 to Financing Agreements, dated April 5, 1999, Amendment No. 6 to Financing Agreements, dated September 29, 1999, Amendment No. 7 to Loan and Security Agreement, dated March 17, 2000, Amendment No. 8 to Loan and Security Agreement, dated June, 2000, Amendment No. 9 to Loan and Security Agreement, dated July 24, 2000, Amendment No. 10 to Loan and Security Agreement, dated as of August
21, 2000, Amendment No. 11 to Loan and Security Agreement, dated September 5, 2000, Amendment No. 12 to Financing Agreements, dated October 16, 2000,
Amendment No. 13 to Financing Agreements, dated as of December 5, 2000,
Amendment No. 14 to Financing Agreements, dated as of December 6, 2000 and Amendment No. 15 to Financing Agreements, dated as of January 15, 2001 (as amended hereby and as the same now exists or may hereafter be further amended, modified, supplemented, extended, renewed, restated or replaced, the "Loan Agreement") and all agreements, documents and instruments at any time executed and/or delivered in connection therewith or related thereto (together with the Loan Agreement, as the same are amended hereby, and as the same may be further amended, modified, supplemented, extended, renewed, restated or replaced, collectively, the "Financing Agreements"). All capitalized terms used herein shall have the meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.
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           Borrower has requested that Lender agree to certain amendments to the
Loan Agreement and to consent to certain transactions. Subject to the terms and conditions contained herein, Lender is willing to agree to such amendments and a consent as are set forth herein. By this Amendment, Lender and Borrower desire and intend to evidence such amendments and consent.

           In consideration of the foregoing and the agreements and covenants contained herein, the parties hereto agree as follows:

           1. Definitions.
              -----------

           (a) Amendment to Definitions.
               ------------------------

                     (i) The definition of "Interest Rate" set forth in Section 1.1(w) the Loan Agreement and the other Financing Agreements shall be amended such that the reference to "one (1%) percent" in such Section shall be deleted and replaced with "one-quarter (1/4%) percent" and the reference to "three and one-quarter (3 1/4%) percent" shall be deleted and replaced with "two and one-quarter (2 1/4%) percent".

                     (ii) All references to the term "Financing Agreements" in the Loan Agreement and the other Financing Agreements shall mean, and each such reference is hereby amended to include, in addition and not in limitation, this Amendment and all other agreements, documents or instruments at any time executed and/or delivered by Borrower or any other person in connection herewith, as the same now exist or may hereafter be amended, modified, supplemented, extended, renewed, restated or replaced.

           (b) Interpretation. All capitalized terms used herein shall have the
               --------------
meanings assigned thereto in the Loan Agreement and the other Financing Agreements, unless otherwise defined herein.

           2. Consent. Notwithstanding anything to the contrary set forth in
              -------
Section 7.2(h) of the Loan Agreement, subject to the satisfaction of each of the terms and conditions contained herein, Lender hereby consents to the payment in the amount of $2,520,000 to Ruth Cohen in respect of the Indebtedness of Borrower to Ruth Cohen evidenced by the Ruth Cohen Subordinated Note; provided,
                                                                      --------
that, (a) such payment shall be made no later than December 31, 2001; (b)
----
Borrower shall have Excess Availability of not less than $2,500,000 on the date of such payment and after giving effect thereto; and (c) as of the date of any such payment and after giving effect thereto, no Event of Default or event which with notice or passage of time, or both would constitute an Event of Default, shall exist or have occurred.

3. Amendments.
   ----------

           (a) Loans. Section 4.1(a)(iii) of the Loan Agreement is hereby
               -----
deleted and replaced with the following:

           "(iii) the lesser of: (A) the sum of (1) fifty (50%) percent of the Value of Eligible Inventory other than Cisco Inventory plus (2) fifty (50%) percent of the Value of Eligible
                     ----

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                     Inventory consisting of Cisco Inventory for the period from the date hereof through and including July 31, 2001 provided, that, such percentage for the Cisco Inventory
                     --------------
                     shall decrease by five (5%) percent effective as of the first day of each month, commencing August 1, 2001 and such percentage shall be reduced to zero and Lender shall have no obligation to make any loans with respect to Eligible Inventory consisting of Cisco Inventory on and after April 30, 2002 or (B) $15,000,000, less"
                                                  ----

           (b) Term. Section 5.3 (a) of the Loan Agreement is hereby amended by
               ----
deleting the reference to "six (6)" appearing in the fourth line thereof and substituting the following therefor: "seven (7)".

           (c) Audit Fee. Borrower agrees to pay Lender on demand all
               ---------
out-of-pocket expenses and costs heretofore and from time to time hereafter incurred by Lender during the course of periodic field examinations of the Collateral and Borrower's operations, plus, with respect to such periodic field examinations conducted at any time after February 23, 2003, the per diem charge per person shall increase from the current rate of $500 to $750 for Lender's examiners in the field and office.

           4. Representations, Warranties and Covenants. In addition to the
              -----------------------------------------
continuing representations, warranties and covenants heretofore or hereafter made by Borrower to Lender pursuant to the Loan Agreement and the other Financing Agreements, Borrower hereby represents, warrants and covenants with and to Lender as follows (which representations, warranties and covenants are continuing and shall survive the execution and delivery hereof and shall be incorporated into and made a part of the Loan Agreement and the other Financing Agreements):

           (a) No Event of Default exists or has occurred and is continuing on the date of this Amendment and no event has occurred or condition is existing and continuing on the date of this Amendment which, with notice or passage of time or both, would constitute an Event of Default (after giving effect to the amendments to the Loan Agreement and the other Financing Agreements made by this Amendment).

           (b) This Amendment has been duly executed and delivered by Borrower and is in full force and effect as of the date hereof, and the agreements and obligations of Borrower contained herein constitute the legal, valid and binding obligations of Borrower enforceable against Borrower in accordance with their respective terms.

           5. Waiver.
              ------

           (a) Subject to the terms and conditions contained herein, Lender hereby waives the Event of Default arising under Section 8.1(b) of the Accounts Agreement as a result of the failure of Borrower to comply with Section 7.10 of the Loan Agreement as of June 30, 2001; provided, that, such waiver shall only
                                        --------------
apply to the failure of Borrower to comply with such covenant for the period through and including June 30, 2001.


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
           (b) Lender has not waived, is not by this Amendment waiving, and has no intention of waiving any Events of Default that may have occurred on or before the date hereof (other than the Event of Default identified in Section 5(a) hereof), whether or not continuing on the date hereof, or that may occur after the date hereof (whether the same or similar to the Event of Default referred to in Section 5(a) or otherwise).

           (c) The foregoing waiver shall not be construed as a bar to or a waiver of any other or further defaults or Events of Default on any future occasion, whether similar in kind or otherwise and shall not constitute a waiver, express or implied of any of the rights and remedies of Lender arising under the terms of the Financing Agreements on any future occasion or otherwise. Nothing contained herein should be construed to entitle Borrower to any other or further waiver with respect to any defaults under the Financing Agreements at any time after the date hereof or otherwise.

           6. Fee. In consideration of the consent and amendments set forth
              ---
herein, Borrower shall on the date hereof, pay to Lender, and Lender may, at its option, charge the account of Borrower maintained by Lender, a fee in the amount of $10,000, which fee shall constitute part of the Obligations and is fully earned as of the date hereof.

           7. Conditions Precedent. The amendments herein shall be effective
              --------------------
upon the satisfaction of each of the following conditions precedent in a manner satisfactory to Lender:

           (a) the receipt by Lender of a copy of this Amendment, duly authorized, executed and delivered by Borrower;

           (b) the receipt by Lender of the fee set forth in Section 6 hereof;
and

           (c) no Event of Default shall have occurred and be continuing and no event shall have occurred or condition be existing and continuing which, with notice or passage of time or both, would constitute an Event of Default.

           8. Effect of this Amendment. Except as modified pursuant hereto, no
              ------------------------
other changes or modifications to the Loan Agreement and the other Financing Agreements are intended or implied and in all other respects the Loan Agreement and the other Financing Agreements are hereby specifically ratified, restated and confirmed by all parties hereto as of the effective date hereof. To the extent of conflict between the terms of this Amendment, the Loan Agreement and the other Financing Agreements, the terms of this Amendment shall control. The Loan Agreement and this Amendment shall be read and construed as one agreement.

           9. Further Assurances. The parties hereto shall execute and deliver
              ------------------
such additional documents and take such additional action as may be necessary or desirable to effectuate the provisions and purposes of this Amendment.

           10. Governing Law. The validity, interpretation and enforcement of
              --------------
this Amendment and the other Financing Agreements and any dispute arising out of the relationship between the parties hereto whether in contract, tort, equity or


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otherwise, shall be governed by the internal laws of the State of New York
(without giving effect to principles of conflicts of laws).

           11. Binding Effect. This Amendment shall be binding upon and inure to
               --------------
the benefit of each of the parties hereto and their respective successors and assigns.

           12. Counterparts. This Amendment may be executed in any number of
               ------------
counterparts, but all of such counterparts shall together constitute but one and the same agreement. In making proof of this Amendment, it shall not be necessary to produce or account for more than one counterpart thereof signed by each of the parties hereto.



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           Please sign the enclosed counterpart of this Amendment in the space provided below, whereupon this Amendment, upon acceptance by Lender, shall become a binding agreement by and between Borrower and Lender.


                                           Very truly yours,

                                           PNY TECHNOLOGIES, INC.
                                           formerly known as
                                           P.N.Y. Electronics, Inc.


                                           By:       /s/ Heidi Stuto
                                              ---------------------------------
                                           Title:    Treasurer


AGREED:

CONGRESS FINANCIAL CORPORATION

By:     /s/ E. Storz
   ------------------------------------
Title:  Assistant V.P.





















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